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                                                                  Exhibit 10.33


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Agreement dated as of February 12, 2001 is among DYAX CORP. (formerly known as Biotage, Inc.), a Delaware corporation (the "COMPANY"), and certain stockholders of the Company that are signatories hereto (including for this purpose certain stockholders who have agreed in writing to be bound by the terms of this Agreement).

                                 R E C I T A L S

         This Agreement amends and restates in its entirety the Amended and Restated Registration Rights Agreement dated as of August 31, 1998 among the Company and certain of such stockholders, as the same has been amended from time to time prior to the date hereof (the "PRIOR AGREEMENT").

         Most stockholders of the Company who were parties to the Prior Agreement have had their registration rights terminated thereunder because they are eligible to sell all of their Registrable Shares pursuant to Rule 144 under the Securities Act and, therefore, they no longer need to be parties to this Agreement.

         Each Stockholder (as defined below) owns that number of Registrable Shares (as defined below) of common stock, par value $0.01 per share of the Company (the "COMMON STOCK") set forth opposite the name of such Stockholder on
SCHEDULE I hereto.

         The Company and the Stockholders (as defined below) deem it to be in their respective best interests to set forth the rights of the Stockholders in connection with public offerings and sales of the Common Stock.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Stockholders hereby agree as follows:

         SECTION 1. CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms have the following respective meanings:

         "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act and/or the Exchange Act.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "INITIAL PUBLIC OFFERING" shall mean the closing of the first fully underwritten, firm commitment public offering pursuant to an effective Registration Statement covering the offer and sale by the Company of its Common Stock, resulting in aggregate net proceeds to the Company (after deducting underwriting discounts and commissions) of at least $20,000,000 and at a per share price of at least $10.00 per share, which occurred on August 18, 2000.


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         "REGISTRABLE SHARES" means (i) the shares of Common Stock listed on
SCHEDULE I hereto, and (ii) any other shares of Common Stock of the Company issued or issuable in respect of such shares of Common Stock (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); PROVIDED, HOWEVER, that such shares shall no longer be deemed to be Registrable Shares under this Agreement when any Stockholder ceases to have rights hereunder pursuant to Section 15 hereof.

         "REGISTRATION EXPENSES" has the meaning ascribed thereto in Section 5.

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "SECURITIES ACT" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "STOCKHOLDERS" means, individually and collectively, all stockholders (or any of them) of the Company that are listed on SCHEDULE I hereto, and any persons or entities to whom the rights granted under this Agreement are transferred by such stockholders (or any of them), and their successors or assigns to the extent permitted by Section 14 hereof; PROVIDED, HOWEVER, that such persons shall only continue to be Stockholders hereunder and parties to this Agreement for as long as they hold Registrable Shares.

         SECTION 2. REQUIRED REGISTRATIONS.

         (a) Commencing on the first anniversary of the closing of the Initial Public Offering of the Company, a Stockholder or Stockholders holding in the aggregate at least 50% of the Registrable Shares or stockholders holding in the aggregate at least 50% of the Common Stock issued upon conversion of the Company's Class A Series 5 Preferred Stock (the "SERIES 5 STOCK"), may request, in writing, that the Company effect the registration on Form S-1 or Form SB-2 (or any successor forms) Registrable Shares having an anticipated net aggregate offering price in excess of $5,000,000 (after deducting underwriting discounts and commissions). Any demand registration pursuant to this Section 2 must be underwritten on a firm commitment basis and the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting upon the same terms and conditions. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registrations, on Form S-1 or Form SB-2 (or any successor form), of all Registrable Shares which the Company has been requested to so register.


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


         (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate Registrable Shares having a market value of $1,000,000, may request the Company, in writing, to effect the registration on Form S-3 (or any successor form), of all or such portion of the Registrable Shares as such holder or holders shall specify. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Registrable Shares which the Company has been so requested to register.

         (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above provided however the holders of Common Stock issued upon conversion of the Company's Series 5 Stock (the "SERIES 5 STOCKHOLDERS") shall be entitled to demand the filing of a registration statement pursuant to paragraph (a) above on not less than two occasions whether or not they have included any of their Registrable Shares in prior Registration Statements filed as a result of the demand by other Stockholders pursuant to paragraph (a) above. Unless otherwise requested by the selling Stockholders, a registration pursuant to paragraph (a) above shall not count as one of the permitted registrations until it has become effective. Unless otherwise requested by the selling Stockholders, the last registration pursuant to paragraph (a) above shall not count as one of the permitted registrations unless the holders of Registrable Shares are able to register and sell at least ninety percent (90%) of the Registrable Shares requested to be included in such registration. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company. Under paragraph (b) above, the Stockholder or Stockholders holding in the aggregate Registrable Shares having a market value of $1,000,000 shall have the right to require the Company to effect an unlimited number of registrations on Form S-3, however, in any one year the Company shall not be required to effect more than one such registration on Form S-3, and any such registration on Form S-3 shall be separated from any previous registration by a period of at least six months.

         (d) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has firm plans to engage within 90 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty (120) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once.


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         SECTION 3. INCIDENTAL REGISTRATION.

         (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2), it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder(s); provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

         (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the Opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. In the event of such a reduction in the number of shares to be included in the underwriting, all shares other than Registrable Shares shall be excluded from the underwriting before any Registrable Shares are excluded from the underwriting and the holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares (or in any other proportion as agreed upon by such holders) and if any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based on their ownership of Registrable Shares.

         SECTION 4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

         (a) provide to the selling Stockholders drafts of the Registration Statement and an opportunity to comment thereon and participate in the preparation thereof prior to filing the Registration Statement with the Commission;

         (b) file with the Commission the Registration Statement and use its best efforts to cause the Registration Statement to become and remain effective;

         (c) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date;


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


         (d) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholders;

         (e) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Stockholders; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; and

         (f) obtain for the selling Stockholders such opinions of counsel to the Company or comfort letters from the Company's accountants, addressed to the selling Stockholders, as may be deemed reasonably requested by the selling Stockholders holding a majority of the Registrable Shares included in the Registration Statement.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

         SECTION 5. ALLOCATION OF EXPENSES. The Company shall pay the Registration Expenses for the registrations requested by the Stockholders pursuant to Section 2 of this Agreement and of all registrations pursuant to
Section 3 of this Agreement. If a registration requested by the Stockholders pursuant to paragraph (a) of Section 2 is withdrawn at the request of the Stockholders requesting it (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under paragraph (a) of Section 2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares previously proposed to be included in such registration. For purposes of this Agreement, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling Stockholders, state blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions. Such underwriting discounts and selling commissions shall be borne pro rata by the selling Stockholders in accordance with the number of their Registrable Shares included in such registration.


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         SECTION 6. INDEMNIFICATION. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares and each other person if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, underwriter or controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person, respectively, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares included in such registration, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling persons may become under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such seller hereunder shall be limited to an amount equal to the proceeds to such seller from Registrable Shares sold in such registration. Indemnification of any underwriter pursuant to this Section 6 shall not be interpreted as providing relief of such underwriter from any or all of its due diligence obligations. Further, an underwriter shall not be entitled to indemnification pursuant to this subsection in the event that it fails to deliver to any selling Stockholder any preliminary or final or revised prospectus, as


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required by the Rules and Regulations of the Commission. Finally, in the event that any error in a preliminary prospectus of the Company is subsequently corrected in the final prospectus of the Company for a particular offering, no indemnification shall be provided pursuant to this Section unless the Company has provided the seller of Registrable Shares against whom indemnification is sought with sufficient copies of the final prospectus and any amendments and supplements thereto in accordance with the Company's obligations under Section 4 of this Agreement.

         Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         Except to the extent otherwise provided above, if the indemnification provided for in this Section 6 is for any reason unavailable or insufficient to hold harmless an indemnified party then each such indemnifying party in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, judgments or liabilities referred to above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the holders of Registrable Shares and the underwriters from the offering of the shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the holders of Registrable Shares and the underwriters in connection with the statement or omission which resulted in such losses, claims, damages, judgments or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the holders of Registrable Shares and the underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the shares (before deducting expenses) received by the Company and the holders of Registrable Shares and the total underwriting discounts and commissions received by the underwriters bear to each other. The relative fault of the Company, the holders of Registrable Shares and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the holder of Registrable Shares or the underwriters and that party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omissions.

         SECTION 7. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         SECTION 8. INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 9. "STAND-OFF" AGREEMENT. Stockholders, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of a Registration Statement; PROVIDED THAT, all Stockholders holding more than five percent of the outstanding Common Stock and all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

         SECTION 10. RULE 144 REQUIREMENTS. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Stockholder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

         (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of said Rule 144 or any similar rule or regulation of the Commission allowing it to sell any such securities without registration.


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


         SECTION 11. SELECTION OF UNDERWRITER. In the case of any registration effected pursuant to Section 2, the requesting Stockholders shall have the right to designate the managing underwriter, subject to the approval of the Company, which approval may not be unreasonably withheld or delayed.

         SECTION 12. NO CONFLICT OF RIGHTS. The Company shall not, after the date hereof, grant any registration rights which would adversely affect or impair the registration rights granted hereby.

         SECTION 13. SUCCESSORS AND ASSIGNS. Except as provided in Section 14 hereof, the provisions of this Agreement shall be binding upon and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

         SECTION 14. ASSIGNMENT. (a) The rights granted to the Stockholders under this Agreement may not be transferred except to (i) a member of such Stockholder's immediate family or a trust for the exclusive benefit of one or more persons who are members of such Stockholder's immediate family, either during the lifetime of such Stockholder or in death by will or intestacy or (ii) any transferee or successor who is (x) a general or limited partner, officer or other affiliate of such Stockholder or any other affiliate of the Company (regardless of whether such transferee is a direct or indirect competitor of the Company) or (y) who acquires at least 80,000 Registrable Shares (equitably adjusted to reflect stock splits, dividends, combinations and like adjustments) (or such lesser number of shares as may constitute such Stockholder's entire holding of Registrable Shares) and who is not directly or indirectly a competitor of the Company or a partner, officer, director, employee or owner of more than 1% of the outstanding securities of any publicly traded direct or indirect competitor of the Company; PROVIDED, HOWEVER, that the Company is given written notice by the transferee stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Notwithstanding the foregoing restrictions with respect to competitors, a professional institutional investor owning up to 20% of the outstanding securities of a direct or indirect competitor of the Company may be a transferee of such rights provided that it complies with the provisions of the previous sentence. For purposes hereof the term "affiliate" shall mean, with respect to the Company, any officer, director or holder of 5% or more of any class of the Company's stock and, with respect to any Stockholder, any person who or which controls, is controlled by or under common control with such Stockholder.

         (b) TRANSFEREES. Any transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Stockholders hereby to the same extent as if such transferee were a Stockholder hereunder.

         (c) SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this Section 14 may not again transfer such rights to any other person or entity, other than as provided in (a) and (b) above.

         SECTION 15. TERMINATION OF REGISTRATION RIGHTS. Notwithstanding any other provision of this Agreement, each Stockholder's rights under this Agreement shall terminate and the Company shall not be required pursuant to this Agreement to give notice of any proposed registration pursuant to Section 2 or Section 3 to any Stockholder if, based on record holdings, such Stockholder could then sell pursuant to Rule 144 (or any similar rule) under the Securities Act in a single 90-day period all Registrable Shares registered in the name of such holder; PROVIDED, HOWEVER, that any Series 5 Stockholder that is a limited partnership or limited liability company shall be entitled to include any of its Registrable Shares in a proposed registration to the extent that such Series 5 Stockholder requires such registration for distribution to its limited partner or member.

         SECTION 16. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, telecopy or telegram, overnight courier or first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, to Dyax Corp., One Kendall Square, Building 600 - 5th Floor, Cambridge, MA 02139, Attn: President, or such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to Nathaniel S. Gardiner, Esq., Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108;

         If to any Stockholder, to its address set forth on SCHEDULE I, SCHEDULE II or SCHEDULE III (with a copy to additional parties so listed for any such Stockholder), as the case may be, or such other address or addresses as may have been furnished to the Company in writing by such Stockholder.

         Notices provided in accordance with this Section 16 shall be deemed delivered on the date of personal delivery, telecopy or telegram, the next business day after delivery by overnight courier, or 48 hours after the date of mailing.

         SECTION 17. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including without limitation the Prior Agreement.

         SECTION 18. AMENDMENTS AND WAIVERS. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Registrable Shares; provided, however, that no amendment may be made that would adversely affect the distinct rights of the Series 5 Stockholders under Section 2 hereof without the express consent of the Series 5 Stockholders holding at least 50.1% of the Series 5 Stock. Any amendment or waiver effected in accordance with this
Section 18 shall be binding upon each holder of Registrable Shares and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         SECTION 19. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution of an undertaking agreeing to be bound by the terms of this Agreement shall be deemed to be a counterpart signature to this Agreement.

         SECTION 20. HEADINGS. The headings of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

         SECTION 21. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

         SECTION 22. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


                  [Remainder of Page Intentionally left blank]

                           [Signature Pages to follow]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the day and year first above written.

                           COMPANY:

                           DYAX CORP.


                           By: /s/ Henry E. Blair
                               --------------------------------------------
                               Name:  Henry E. Blair
                               Title: President


                           STOCKHOLDERS:


                           ALTA BIOPHARMA PARTNERS, L.P.
                           By Alta BioPharma Management, LLC


                           By: /s/ Alix Marduel
                               --------------------------------------------
                               Name: Alix Marduel
                               Title: Managing Director


                           ALTA Embarcadero BIOPHARMA, LLC


                           By: /s/ Elaine Walker
                               --------------------------------------------
                               Name: Elaine Walker
                               Title: Under Power of Attorney


                           DYAX CHASE PARTNERS (ALTA BIO), LLC
                           By Alta Chase BioPharma Management, LLC


                           By: /s/ Alix Marduel
                               --------------------------------------------
                               Name: Alix Marduel
                               Title: Member

                           BANCBOSTON VENTURES


                           By: /s/ Marcia T. Bates
                               --------------------------------------------
                               Name:  Marcia T. Bates
                               Title: Managing Director


                           GATEWAY VENTURE PARTNERS III, L.P.
                           By: Gateway Associates III, L.P., as
                           General Partner


                           By: /s/ Constantine E. Anagnostopoulos
                               --------------------------------------------
                               Name: Constantine E. Anagnostopoulos
                               Title: General Partner


                           GATEWAY VENTURE PARTNERS II, L.P.
                           By: Gateway Associates II, L.P., as
                           General Partner


                           By: /s/ Constantine E. Anagnostopoulos
                               --------------------------------------------
                               Name: Constantine E. Anagnostopoulos
                               Title: General Partner


                           GENZYME CORPORATION


                           By: /s/ Peter Wirth
                               --------------------------------------------
                               Name: Peter Wirth
                               Title: Executive Vice President


                           GMM I SBIC, INC.
                           By: GMM Investors Corp.,
                               as General Partner


                           By: /s/ James J. Goodman
                               -------------------------------------------
                               Name: James J. Goodman
                               Title: President

                           H&Q HEALTHCARE INVESTORS


                           By: /s/ Kerri A. Bisner
                               --------------------------------------------
                               Name:  Kerri A. Bisner
                               Title: Secretary


                           H&Q LIFE SCIENCES INVESTORS


                           By: /s/ Kerri A. Bisner
                               --------------------------------------------
                               Name:  Kerri A. Bisner
                               Title: Secretary


                           HEALTHCARE VENTURES V, L.P.


                           By: /s/ Jeffrey Steinberg
                               --------------------------------------------
                               Name:  Jeffrey Steinberg
                               Title: Administrative Partner of Health Care
                                      Partners V, L.P.,
                                      The General Partner of HealthCare
                                      Ventures V, L.P.

                           NEW YORK LIFE INSURANCE CO.


                           By: /s/ Dennis Purcell
                               --------------------------------------------
                               Name: Dennis Purcell
                               Title:


                           PRINCE VENTURE PARTNERS IV
                           By Prince Ventures Limited Partnership,
                                    As General Partner


                           By: /s/ James W. Fordyce
                               --------------------------------------------
                               Name: James W. Fordyce
                               Title: General Partner

                           LOEB INVESTORS CO. 106
                           By Pinpoint Partners Corporation,
                                    As General Partner


                           By: /s/ Thomas L. Kemper
                               --------------------------------------------
                               Thomas L. Kempner
                               President


                           LOEB INVESTORS CO. 106A
                           By Pinpoint Partners Corporation,
                                    As General Partner


                           By: /s/ Thomas L. Kemper
                               --------------------------------------------
                               Thomas L. Kempner
                               President


                           LOEB INVESTORS CO. 106B
                           By Pinpoint Partners Corporation,
                                    As General Partner


                           By: /s/ Thomas L. Kemper
                               --------------------------------------------
                               Thomas L. Kempner
                               President


                           LOEB INVESTORS CO. 106C
                           By Pinpoint Partners Corporation,
                                    As General Partner


                           By: /s/ Thomas L. Kemper
                               --------------------------------------------
                               Thomas L. Kempner
                               President

                           OAK INVESTMENT PARTNERS IV,
                           LIMITED PARTNERSHIP
                           By Oak Associates IV, Limited Partnership, as General Partner


                           By: /s/ Edward F. Glassmeyer
                               --------------------------------------------
                               Name: Edward F. Glassmeyer
                               Title: General Partner
                                      Managing Member of Oak Associates IV,
                                      LLC, The General Partner of Oak
                                      Investment Partners, IV, Limited
                                      Partnership

                           OAK IV AFFILIATES FUND, LIMITED
                           PARTNERSHIP
                           By Oak IV Affiliates, as General Partner


                           By: /s/ Edward F. Glassmeyer
                               --------------------------------------------
                               Name: Edward F. Glassmeyer
                               Title: General Partner
                                      General Partner of Oak IV Affiliates,
                                      the General Partner of Oak IV Affiliates
                                      Fund, Limited Partnership


                           /s/ Henry E. Blair
                           ------------------------------------------------
                           Henry E. Blair


                           L. EDWARD CANNON, CUSTODIAN
                           FOR ANDREW CRAWFORD LADNER,
                           UMUTMA



                           ------------------------------------------------
                           L. Edward Cannon


                           L. EDWARD CANNON, CUSTODIAN
                           FOR SARAH JOHANNA LADNER,
                           UMUTMA



                           ------------------------------------------------
                           L. Edward Cannon

                           ------------------------------------------------
                           Robert A. Dishman


                           /s/ Henry R. Lewis
                           ------------------------------------------------
                           Henry R. Lewis

                                     SCHEDULE I


                                                                     POST-IPO                        TOTAL
SHAREHOLDER                          PRE-IPO HOLDINGS                COMMON SHARES
- -------------------------------------------------------------------------------------------------------------
AltaBioPharma Partners, L.P.           Preferred Class A Series 5                       855,393
- -------------------------------------------------------------------------------------------------------------
                                                                                                      855,393
- -------------------------------------------------------------------------------------------------------------
BancBoston Ventures, Inc.              Preferred Class A Series 4                       374,045
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        42,568
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                       220,751
- -------------------------------------------------------------------------------------------------------------
                                                                                                      637,364
- -------------------------------------------------------------------------------------------------------------
R. Robert Woodburn, Jr. and Anne
Bacon Blair, Trustees of the Henry
E. Blair Irrevocable Trust                           Common Stock                       114,100
- -------------------------------------------------------------------------------------------------------------
                                                                                                      114,100
- -------------------------------------------------------------------------------------------------------------
Henry E. Blair                                       Common Stock                         9,253
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                         1,678
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        14,229
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        13,040
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        21,181
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                       232,597
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                       152,980
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                         7,438
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        76,656
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                         7,915
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        18,350
- -------------------------------------------------------------------------------------------------------------
                                                                                                      555,317
- -------------------------------------------------------------------------------------------------------------
Charter Growth Capital, L.P.           Preferred Class A Series 5                       183,310
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                       183,310
- -------------------------------------------------------------------------------------------------------------
                                                                                                      366,620
- -------------------------------------------------------------------------------------------------------------
Robert A. Davoli and/or Eileen L.
McDonagh, JTWROS                                     Common Stock                       162,372
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 2                        15,411
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                       168,497
- -------------------------------------------------------------------------------------------------------------
                                                                                                      346,280
- -------------------------------------------------------------------------------------------------------------
Robert A. Dishman, PhD.                              Common Stock                        61,124
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                         2,931
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                        37,490
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                        78,240
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         3,260
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        10,000
- -------------------------------------------------------------------------------------------------------------
                                                                                                      193,045
- -------------------------------------------------------------------------------------------------------------
Dyax Chase Partners (Alta Bio), LLC    Preferred Class A Series 5                       488,512
- -------------------------------------------------------------------------------------------------------------
                                                                                                      488,512
- -------------------------------------------------------------------------------------------------------------
Genzyme Corporation                    Preferred Class A Series 5                       550,458
- -------------------------------------------------------------------------------------------------------------
                                                                                                      550,458
- -------------------------------------------------------------------------------------------------------------
GMM I SBIC, INC.                       Preferred Class A Series 4                       431,103
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        27,172
- -------------------------------------------------------------------------------------------------------------
                                                                                                      458,275
- -------------------------------------------------------------------------------------------------------------
H&Q Health Care Investors                            Common Stock                         9,206
- -------------------------------------------------------------------------------------------------------------

                                                                     POST-IPO                        TOTAL
SHAREHOLDER                          PRE-IPO HOLDINGS                COMMON SHARES
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        25,478
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        26,812
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                        35,860
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                       102,862
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        99,083
- -------------------------------------------------------------------------------------------------------------
                                                                                                      299,301
- -------------------------------------------------------------------------------------------------------------
H&Q Life Sciences Investors            Preferred Class A Series 1                        41,095
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        26,812
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                        29,340
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        84,160
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        66,055
- -------------------------------------------------------------------------------------------------------------
                                                                                                      247,462
- -------------------------------------------------------------------------------------------------------------
HealthCare Ventures V, L.P.            Preferred Class A Series 5                     1,651,376
- -------------------------------------------------------------------------------------------------------------
                                                                                                    1,651,376
- -------------------------------------------------------------------------------------------------------------
Sidney Knafel                          Preferred Class A Series 4                        93,511
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        41,661
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        30,000
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        88,117
- -------------------------------------------------------------------------------------------------------------
                                                                                                      253,289
- -------------------------------------------------------------------------------------------------------------
New York Life Insurance Company        Preferred Class A Series 3                       244,500
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                       374,045
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        62,492
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 5                        45,871
- -------------------------------------------------------------------------------------------------------------
                                                                                                      726,908
- -------------------------------------------------------------------------------------------------------------
Prince Venture Partners IV Limited Partnership       Common Stock                         4,410
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                         2,205
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                         2,205
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                         2,205
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                         2,205
- -------------------------------------------------------------------------------------------------------------
                                                     Common Stock                            75
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        13,561
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,780
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,780
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,780
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,780
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                        12,506
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,253
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,253
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,253
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 1                         6,253
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                       163,000
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 3                        81,500
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                       233,778
- -------------------------------------------------------------------------------------------------------------
                                       Preferred Class A Series 4                        78,240
- -------------------------------------------------------------------------------------------------------------
                                                                                                      648,022
- -------------------------------------------------------------------------------------------------------------
TOTAL REGISTRABLE SHARES                                                              8,391,722     8,391,722